ATAC Inflation Rotation Fund
(the “Fund”)

(A series of Managed Portfolio Series)

Institutional Class – ATCIX
Investor Class - ATACX

Supplement dated August 13, 2018 to the Prospectus, Summary Prospectus and Statement of
Additional Information dated March 24, 2018, as amended.

On August 8, 2018, the Board of Trustees of Managed Portfolio Series approved a change in the Fund’s name.  Effective immediately, the name of the Fund is changed to the ATAC Rotation Fund.

In addition, the following changes are made to the Fund’s Prospectus.

The third paragraph under “Principal Investment Strategies on Page 2 is deleted and replaced with the following:

The Adviser’s proprietary investment approach is designed to target various segments of the investable landscape by allocating primarily between equities and bonds depending on the potential for near-term stock market volatility as signaled through inter-market trends and relative prices. When indicators suggest equity volatility is likely to fall, stocks tend to outperform bonds, and when indicators suggest equity volatility is likely to rise, bonds tend to outperform stocks. The Adviser’s approach allocates into equities, or bonds based on these historical observations and attempts to identify specific areas within each asset class which have the near-term potential to outperform.  The Adviser uses quantitative signals that help to identify the ETFs in which to position the Fund’s portfolio.  Using ETFs allows for liquid and timely exposure to desired markets and provides the Fund with the ability to reposition holdings in dynamic investing environments. Quantitative signals include relative momentum as measured by price movement, strength of the opportunity set defined as equities and bonds, and the firm’s proprietary combination of historically proven leading indicators of stock market volatility, as discovered through internal research.

The fourth paragraph on Page 8 is deleted and replaced with the following:

The Adviser’s proprietary investment approach is designed to target various segments of the investable landscape by allocating primarily between equities and bonds depending on the potential for near-term stock market volatility as signaled through inter-market trends and relative prices. When indicators suggest equity volatility is likely to fall, stocks tend to outperform bonds and when indicators suggest equity volatility is likely to rise, bonds tend to outperform stocks. The Adviser’s approach allocates into equities, or bonds based on these historical observations and attempts to identify specific areas within each asset class which have the near-term potential to outperform.

This supplement should be retained with your Prospectus, Summary Prospectus and Statement of
Additional Information for future reference.